J.P. MORGAN INCOME FUNDS

JPMorgan Floating Rate Income Fund

(Class A, Class C and Select Class Shares)

(a series of JPMorgan Trust I)

Supplement dated September 13, 2016

to the Prospectus

dated December 29, 2015, as supplemented

Effective immediately, the table on page 28 under “Class A Shares” in the “Investing with J.P. Morgan Funds” section for the JPMorgan Floating Rate Income Fund’s (the “Fund”) is hereby replaced with the table below.

Class A Shares Amount of Investment	Sales Charge as a % of Offering Price	Sales Charge as a % of your Investment[1]	Commission as a % of Offering Price[2]	CDSC
Less than $100,000	2.25	2.30	2.00	0.00
$100,000-$249,999	1.75	1.78	1.50	0.00
$250,000-499,999	1.25	1.27	1.00	0.00
Amount of Investment	Sales Charge as a % of Offering Price	Sales Charge as a % of your Investment	Finder’s Fee’ as a % of your Investment[3]	CDSC as a % of your Redemption[3,4]
$500,000-$3,999,999	0.00	0.00	0.75	0-18 months – 0.75%
$4,000,000-$9,999,999	0.00	0.00	0.50
$10,000,000 or more	0.00	0.00	0.25

[1]	The actual sales charge you pay may differ slightly from the rates disclosed above due to rounding calculations.
[2]

The sales charge is allocated between your Financial Intermediary and the Distributor. The Distributor, at its discretion, may re-allow the entire sales charge to your Financial Intermediary; in those instances such Financial Intermediaries may be deemed to be underwriters under the Securities Act of 1933.

[3]	The Distributor or its affiliates pays any finder’s fee to your Financial Intermediary. The Distributor or its affiliates may withhold finder’s fees with respect to short-term investments.
[4]	Please see the “Exchanging Fund Shares” section for details regarding CDSC and exchanges.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT

WITH THE PROSPECTUS FOR FUTURE REFERENCE

SUP-FRI-916